Accounts Receivable, Net (Details) - Schedule of Movement of Allowance for Credit Losses - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Schedule of Movement of Allowance for Credit Losses [Abstract]
Beginning balance	$ 3,269	$ 3,115
Ending balance	3,135	3,269
(Recovery) provision for credit losses	(107)	608
Written-off	(7)	(401)
Exchange rate effect	$ (20)	$ (53)